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Exhibit 32.2

CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark Gatto, Co-Chief Executive Officer and Co-President of ICON MT 16, LLC, the Managing Owner of the Registrant, in connection with the Quarterly Report of ICON ECI Fund Sixteen (the “Fund”) on Form 10-Q for the quarter ended June 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.       The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.       The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: August 9, 2013

/s/ Mark Gatto

Mark Gatto

Co-Chief Executive Officer and Co-President

ICON MT 16, LLC

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